                                                                       Exhibit B

                                Weeks Corporation
            Pro Forma Condensed Consolidated Statements of Operations
                                   (Unaudited)

The unaudited pro forma condensed consolidated statements of operations are presented as if the Company acquired the Beacon Centre Acquisition Properties acquired on January 9, 1998 (described in the Company's Current Report on
Form 8-K dated January 9, 1998) and the NWI and Lichtin 1997 Acquisition Properties acquired on various dates during 1997 (described in the Company's Current Report on Form 8-K dated February 17, 1998 and filed on February 18,
1998) as of January 1, 1996. The unaudited combined results of operations of the NWI and Lichtin 1997 Acquisition Properties for the nine months ended September 30, 1997 include the historical revenue and certain operating expenses of these properties through their respective acquisition dates (see Note 1 to the combined statements of revenue and certain expenses included as Exhibits A and B to the Company's Current Report on Form 8-K dated February 17, 1998 and filed on February 18, 1998). The actual operating results of the NWI and Lichtin 1997 Acquisition Properties, subsequent to their acquisition dates are included in the historical financial statements of the Company. In management's opinion, all adjustments necessary to present fairly the effects of these acquisitions have been made.

These unaudited pro forma condensed consolidated statements of operations should be read in conjunction with the unaudited pro forma condensed consolidated balance sheet of the Company included herein, the consolidated financial statements and accompanying notes thereto of the Company included in its Annual Report on Form 10-K/A-2 for the year ended December 31, 1996, and the unaudited condensed consolidated financial statements and accompanying notes thereto of the Company included in its September 30, 1997 Quarterly Report on Form 10-Q.

The unaudited pro forma condensed consolidated statements of operations are not necessarily indicative of what the actual results of operations of the Company would have been assuming the Company had acquired the Beacon Centre Acquisition Properties and the NWI and Lichtin 1997 Acquisition Properties as of the beginning of each period presented, nor do they purport to represent the results of operations for future periods.

                               Weeks Corporation
           Pro Forma Condensed Consolidated Statement of Operations
                 For the Nine Months Ended September 30, 1997
                                  (Unaudited)
                     (In thousands, except per share data)

---------------------------------------------------------------------------------------------------------------------------
                                                   Beacon Centre   Lichtin 1997       NWI 1997
                                      Company       Acquisition    Acquisition       Acquisition     Pro Forma
                                  Historical/(a)/ Properties/(b)/ Properties/(c)/  Properties/(d)/  Adjustments       Pro Forma
-------------------------------------------------------------------------------------------------------------------------------
Revenue
   Rental income                     $   57,326    $   12,558      $    2,437       $      504      $      --         $  72,825
   Tenant reimbursements                  7,319           966           1,179              108             --             9,572
   Income from direct financing
     lease                                  565            --              --               --             --               565
   Other                                    406            --              --               --             --               406
-------------------------------------------------------------------------------------------------------------------------------
     Total revenue                       65,616        13,524           3,616              612             --            83,368
-------------------------------------------------------------------------------------------------------------------------------

Expenses
   Property operating and
     maintenance                          7,720         1,652           1,176               64             --            10,612
   Real estate taxes                      5,394         1,578             215               83             --             7,270
   Depreciation and amortization         17,344            --              --               --          4,842/(e)/       22,186
   Interest                              14,341            --              --               --         10,747/(f)/       25,088
   Amortization of deferred
     financing costs                        679            --              --               --             --               679
   General and administrative             3,675            --              --               --            817/(g)/        4,492
-------------------------------------------------------------------------------------------------------------------------------
     Total expenses                      49,153         3,230           1,391              147         16,406            70,327
-------------------------------------------------------------------------------------------------------------------------------
Income before equity in earnings of
   unconsolidated entities, interest
   income and gain on sale of real
   estate asset                          16,463        10,294           2,225              465        (16,406)           13,041

Equity in earnings of unconsolidated
   entities                               1,538            --              --               --             --             1,538
Interest income                             996            --              --               --             --               996
Gain on sale of real estate property        209            --              --               --             --               209
-------------------------------------------------------------------------------------------------------------------------------

Income before minority interests         19,206        10,294           2,225              465        (16,406)           15,784

Minority interests                       (4,533)           --              --               --            (76)/(h)/      (4,609)

-------------------------------------------------------------------------------------------------------------------------------
Net income                           $   14,673    $   10,294      $    2,225       $      465      $ (16,482)        $  11,175
-------------------------------------------------------------------------------------------------------------------------------

Earnings Per Share Data:
   Basic                             $     0.92            --              --               --             --         $    0.70
   Diluted                           $     0.91            --              --               --             --         $    0.70
-------------------------------------------------------------------------------------------------------------------------------
   Weighted average shares:
    Basic                                15,904            --              --               --             --            15,904
    Diluted                              21,018            --              --               --             --            22,654
-------------------------------------------------------------------------------------------------------------------------------

                               Weeks Corporation
           Pro Forma Condensed Consolidated Statement of Operations
                     For the Year Ended December 31, 1996
                                  (Unaudited)
                     (In thousands, except per share data)

---------------------------------------------------------------------------------------------------------------------------
                                                   Beacon Centre   Lichtin 1997       NWI 1997
                                      Company       Acquisition    Acquisition       Acquisition     Pro Forma
                                  Historical/(a)/ Properties/(b)/ Properties/(c)/  Properties/(d)/  Adjustments   Pro Forma
---------------------------------------------------------------------------------------------------------------------------
Revenue
   Rental income                     $   48,162    $   14,348      $    4,347      $      702      $      --      $  67,559
   Tenant reimbursements                  4,517         1,198           2,187             114             --          8,016
   Income from direct financing
     lease                                  768            --              --              --             --            768
   Other                                    436            --              --              --             --            436
---------------------------------------------------------------------------------------------------------------------------
     Total revenue                       53,883        15,546           6,534             816             --         76,779
---------------------------------------------------------------------------------------------------------------------------

Expenses
   Property operating and
     maintenance                          6,025         1,766           2,100             110             --         10,001
   Real estate taxes                      4,725         1,974             381              52             --          7,132
   Depreciation and amortization         13,474            --              --              --          6,538/(e)/    20,012
   Interest                              11,779            --              --              --         14,324/(f)/    26,103
   Amortization of deferred
     financing costs                        864            --              --              --             --            864
   General and administrative             3,039            --              --              --            877/(g)/     3,916
---------------------------------------------------------------------------------------------------------------------------
     Total expenses                      39,906         3,740           2,481             162         21,739         68,028
---------------------------------------------------------------------------------------------------------------------------

Income before equity in earnings of
   unconsolidated entities
   and interest income                   13,977        11,806           4,053             654        (21,739)         8,751

Equity in earnings of unconsolidated
   entities                               1,340            --              --              --             --          1,340
Interest income                             492            --              --              --             --            492
---------------------------------------------------------------------------------------------------------------------------

Income before minority interests         15,809        11,806           4,053             654        (21,739)        10,583
Minority interests                       (3,064)           --              --              --            (58)/(h)/   (3,122)

---------------------------------------------------------------------------------------------------------------------------
Net income                           $   12,745    $   11,806      $    4,053      $      654      $ (21,797)     $   7,461
---------------------------------------------------------------------------------------------------------------------------

Earnings Per Share Data:
   Basic                             $     1.11            --              --              --             --      $    0.65
   Diluted                           $     1.10            --              --              --             --      $    0.64
---------------------------------------------------------------------------------------------------------------------------
   Weighted average shares:
     Basic                               11,512            --              --              --             --         11,512
     Diluted                             14,386            --              --              --             --         16,435
---------------------------------------------------------------------------------------------------------------------------

                               Weeks Corporation
                 Notes and Assumptions to Unaudited Pro Forma
                Condensed Consolidated Statements of Operations

a) Represents the Company's unaudited condensed consolidated statement of operations contained in its Quarterly Report on Form 10-Q for the nine months ended September 30, 1997, and the Company's consolidated statement of operations contained in its Annual Report on Form 10-K/A-2 for the year ended December 31, 1996, respectively.

b) Represents the rental income, tenant reimbursements, real estate taxes and property operating and maintenance expenses for the Beacon Centre Acquisition Properties included herein in Exhibit A.

c) Represents the rental income, tenant reimbursements, real estate taxes and property operating and maintenance expenses for the Lichtin 1997 Acquisition Properties as set forth in Exhibit A to the Company's Form 8-K dated February 17, 1998 and filed on February 18, 1998.

d) Represents the rental income, tenant reimbursements, real estate taxes and property operating and maintenance expenses for the NWI 1997 Acquisition Properties as set forth in Exhibit B to the Company's Form 8-K dated February 17, 1998 and filed on February 18, 1998.

e) Represents adjustment to reflect depreciation expense based upon the assumed allocation of the acquisition price to land, buildings and improvements using a 35 year life for buildings and the life of the lease for tenant improvements for the periods indicated. Aggregate pro forma depreciation expense for the nine months ended September 30, 1997 was $3,845,000 for the Beacon Centre Acquisition Properties and $997,000 for the NWI and Lichtin 1997 Acquisition Properties for periods prior to their respective acquisition dates (see Note 1 to the combined statements of revenues and certain expenses of the NWI and Lichtin 1997 Acquisition Properties as set forth in Exhibits A and B to the Company's Form 8-K dated February 16, 1998 and filed on February 17, 1998). Aggregate pro forma depreciation expense for the year ended December 31, 1996 was $5,126,000 and $1,412,000 for the Beacon Centre Acquisition Properties and NWI and Lichtin 1997 Acquisition Properties, respectively.

f) Represents increased interest expense, associated with borrowings utilized to acquire the Beacon Centre Acquisition Properties, of $8,634,000 and $11,511,000 for the nine months ended September 30, 1997 and the year ended December 31, 1996, respectively. Amounts reflect interest costs relating to additional borrowings under the Company's revolving credit facility of $68.5 million at a weighted average interest rate of 7.0% and assumed mortgage debt of $78.2 million at a weighted average interest rate of 8.59%. Additionally, the amounts includes interest expense for periods prior to the Lichtin 1997 Acquisition Properties' respective acquisition dates of $2,113,000 and $2,813,000 for the nine months ended September 30, 1997 and the year ended December 31, 1996, respectively (see Note 1 to the combined statements of revenue and certain expenses as set forth in Exhibit A to the Company's Form 8-K dated February 16, 1998 and filed on February 17, 1998), associated with approximately $24.0 million of mortgage debt assumed at a weighted average interest rate of approximately 9.0% and additional Company revolving credit facility borrowings of approximately $37.6 million at an interest rate of 7.00% which were utilized to acquire the Lichtin 1997 Acquisition Properties.

g) Represents management fees at 3% of total revenues and other general and administrative expenses under the Company's third-party management arrangement for the Beacon Centre Acquisition Properties.

h) Represents the adjustment to pro forma minority interest to adjust the pro forma consolidated minority interest amount to reflect the weighted average ownership percentage of the unitholders in the Operating Partnership of 29.2% for the nine months ended September 30, 1997 and 29.5% for the year ended December 31, 1996.

                               Weeks Corporation
                Pro Forma Condensed Consolidated Balance Sheet
                              September 30, 1997
                                  (Unaudited)

The unaudited pro forma condensed consolidated balance sheet is presented as if the acquisition of the Beacon Centre Acquisition Properties for a total acquisition price of approximately $175.0 million and the acquisition of certain of the Lichtin and NWI 1997 Acquisition Properties which occurred subsequent to September 30, 1997 (consisting of four properties acquired from Lichtin and two properties from NWI for total acquisition consideration of approximately $43.4 million) had occurred as of September 30, 1997. The unaudited pro forma condensed consolidated balance sheet is not necessarily indicative of what the actual financial position would have been at September 30, 1997, nor does it purport to represent the future financial position of the Company.

The unaudited pro forma condensed consolidated balance sheet should be read in conjunction with the unaudited pro forma condensed consolidated statements of operations of the Company included herein, the consolidated financial statements and accompanying notes thereto of the Company included in its Annual Report on Form 10-K/A-2 for the year ended December 31, 1996, and the unaudited condensed consolidated financial statements and accompanying notes thereto of the Company included in its September 30, 1997 Quarterly Report on Form 10-Q.

                               Weeks Corporation
                Pro Forma Condensed Consolidated Balance Sheet
                              September 30, 1997
                                  (Unaudited)
                                (in thousands)

---------------------------------------------------------------------------------------------------------------
                                                           Company            Pro Forma
                                                      Historical/(a)/      Adjustments/(b)/      Pro Forma
Assets
     Land                                              $     98,279      $      32,041/(b)/ $    130,320
     Building and improvements                              578,722            186,317/(b)/      765,039
     Accumulated depreciation                               (56,639)                --           (56,639)
---------------------------------------------------------------------------------------------------------------
       Operating real estate assets                         620,362            218,358           838,720
     Development in progress                                 72,415                 --            72,415
     Land held for future development                         9,833                 --             9,833
---------------------------------------------------------------------------------------------------------------
       Net real estate assets                               702,610            218,358           920,968
     Real estate loans                                       24,619                 --            24,619
     Cash and cash equivalents                                  476                 --               476
     Receivables                                              6,387                 --             6,387
     Direct financing lease                                   5,032                 --             5,032
     Deferred costs, net                                     12,530                 --            12,530
     Investments in and notes receivable
       from unconsolidated subsidiaries                       8,876                 --             8,876
     Other assets                                             2,600                 --             2,600
---------------------------------------------------------------------------------------------------------------
Total Assets                                           $    763,130      $     218,358      $    981,488
===============================================================================================================

Liabilities and Shareholders' Equity
     Mortgage notes payable                            $    190,687      $      78,180/(b)/ $    268,867
     Bank credit facility borrowings                        150,098             96,933/(b)/      247,031
     Accounts payable
       and accrued expenses                                  18,301                 --            18,301
     Other liabilities                                        4,127                 --             4,127
---------------------------------------------------------------------------------------------------------------
Total Liabilities                                           363,213            175,113           538,326
---------------------------------------------------------------------------------------------------------------

Minority Interests in
     Operating Partnership                                   89,981             29,673/(b)//(c)/ 119,654
---------------------------------------------------------------------------------------------------------------

Shareholders' equity:
     Common stock                                               177                 --               177
     Preferred stock                                             --                 --                --
     Additional paid-in capital                             376,013                 --           376,013
     Deferred compensation                                     (934)                --              (934)
     Accumulated deficit                                    (65,320)            13,572/(c)/      (51,748)
---------------------------------------------------------------------------------------------------------------
Total shareholders' equity                                  309,936             13,572           323,508
---------------------------------------------------------------------------------------------------------------
Total Liabilities
     and Shareholders' Equity                          $    763,130      $     218,358      $    981,488
===============================================================================================================

                               Weeks Corporation
                 Notes and Assumptions to Unaudited Pro Forma
                     Condensed Consolidated Balance Sheet

a) Represents the Company's unaudited condensed consolidated balance sheet contained in the Company's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1997.

b) Represents the aggregate acquisition consideration, including closing costs and acquisition expenses, of $175.0 million for the Beacon Centre Acquisition Properties and approximately $43.4 million for the four properties acquired from Lichtin and the two properties acquired from NWI subsequent to September 30, 1997 (see Note 1 to the combined statements of revenue and certain expenses of the Lichtin and NWI Acquisition Properties as set forth in Exhibits A and B to the Company's Form 8-K dated February 17, 1998 and filed in February 18, 1998). The aggregate acquisition consideration for these properties consisted of assumed mortgage indebtedness of approximately $78.2 million related to the Beacon Centre Acquisition Properties, the assumption and repayment of other indebtedness and the payment of cash through borrowings under the Company's revolving credit facility of approximately $68.5 million related to the Beacon Centre Acquisition Properties and $28.4 million related to the Lichtin and NWI 1997 Acquisition Properties and units of partnership interest in the Operating Partnership valued at $28.3 million related to the Beacon Centre Acquisition Properties and $15.0 million related to the Lichtin and NWI 1997 Acquisition Properties.

c) Represents the adjustment to state the consolidated pro forma shareholders' equity balance and the minority interest balance to 73.0% and 27.0%, respectively, of the total combined pro forma equity interests (both shareholders' equity and minority interests) in the Company.